Exhibit 99.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of Geerlings & Wade, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID R. PEARCE
David R. Pearce Chief Financial Officer

Dated: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Geerlings & Wade, Inc. and will be retained by Geerlings & Wade, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.